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EXHIBIT 23.4

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The undersigned hereby consents to the use of his name in the Prospectus forming a part of Pre-effective No. 5 to the Registration Statement on Form

S-1 to which this consent is an exhibit.

/s/

Patrick F. McGrew, Esquire

Baton Rouge, Louisiana

April 27, 2001